UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Core Equity Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon International Core Equity Fund

SEMIANNUAL REPORT March 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2020 through March 31, 2021, as provided by James A. Lydotes and Chris Yao, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2021, BNY Mellon International Core Equity Fund’s Class A shares produced a total return of 20.73%, Class C shares returned 20.31%, Class I shares returned 20.96% and Class Y shares returned 20.94%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of 20.08% for the same period.2

International equity markets generally provided positive returns over the reporting period, amid supportive central bank policies and improving investor sentiment due to anticipated economic reopening, vaccine approval and rollouts. The fund outperformed the Index, primarily due to stock selections in the materials, information technology and consumer discretionary sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its assets, plus any borrowings for investment purposes, in shares of companies located in the foreign countries represented in the Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging-market countries.

We employ a bottom-up investment approach, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

A Tale of Two Markets

After a strong summer rally, volatility crept back into equity markets in the fall of 2020 as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum.

December 2020 brought vaccine approvals and passage of another U.S. fiscal stimulus package, both of which helped to support the rally. Ten-year U.S. Treasury rates began to rise as market participants anticipated the beginning of a strong global economic recovery. A strong rotation began out of companies that were able to benefit in the COVID-19-economy, such as technology and growth stocks. Investors began to support COVID-19-sensitive sectors of the market, which had previously lagged, as well as cyclical areas of the market on the theory that these sectors were offering more attractive valuations and would benefit most from economic reopening. As the stock rally continued, and sentiment strengthened, the yield curve continued to steepen on increasing concerns over inflation rates, which could lead to tightening by the U.S. Federal Reserve (the “Fed”). Despite small pockets of volatility, stocks generally rose through the end of the period, and stocks produced strong results for the six months.

Stock Selections Drive Fund Performance

The fund outperformed the Index during the reporting period, due in part to stock selections in the materials, information technology and consumer discretionary sectors, as well as companies based in Germany and Japan. From an individual stock perspective, Fortescue Metals Group was among the leading contributors to portfolio returns during the period. The company has been successfully executing a repositioning of its business, strengthening its balance sheet and disposing of non-core lines of business. The stock rose as the company’s free cash flow and dividend yield improved during the six months. France-based bank BNP Paribas was also among the top performing positions. The company benefited from the rising-rate environment, which generally increases margins on lending products. A lack of exposure to Nestle, which underperformed during the period, was also beneficial to relative results.

Conversely, detractors from the fund’s performance included security-selection shortfalls within the health care and consumer staples sectors. Overweights to the health care and utilities sectors also weighed on results. Stock choices among companies based in Sweden, the United Kingdom and Spain also hurt relative results. From an individual stock perspective, health care company Ono Pharmaceutical was among the leading detractors from portfolio performance. The stock faced headwinds from the rotation into more risky, cyclical companies during the six months. Swedish Match, a tobacco products company, also weighed on results. The defensive company, which saw a bump in sales during the lockdown, gave back its performance during the rotation into COVID-19-sensitive businesses. Despite the decrease in stock price, the company demonstrated solid fundamentals during the period. A position in consumer products company Unilever also detracted.

Ready for the Rotation

There has been a rotation into value stocks. When the construction of eurozone and UK markets is examined, it is full of value-oriented, cyclical stocks, heavy with financials, materials and energy companies. In addition to being poised to benefit from the recent rotation, we believe Europe is well-positioned from a valuation perspective. While non-U.S., developed-market valuations are not quite as inexpensive as emerging-market valuations, they are not nearly as expensive as in the U.S. While some eurozone countries remain in partial lockdown, we believe additional distribution of the COVID-19 vaccine will chip away at this, and economic activity will edge higher. Central banks in the region continue to be supportive and we believe the backdrop remains favorable.

April 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through February 1, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging- market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Core Equity Fund from October 1, 2020 to March 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.16	$10.44	$4.68	$4.68
Ending value (after expenses)	$1,207.30	$1,203.10	$1,209.60	$1,209.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.64	$9.55	$4.28	$4.28
Ending value (after expenses)	$1,019.35	$1,015.46	$1,020.69	$1,020.69
†

Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.6%
Australia - 5.3%
AGL Energy	184,126		1,349,581
Aristocrat Leisure	147,102		3,837,971
Brambles	611,309		4,912,503
Fortescue Metals Group	398,162		6,045,455
Macquarie Group	64,131		7,444,456
			23,589,966
Austria - 1.1%
OMV	101,146		5,131,238
Denmark - 2.5%
Vestas Wind Systems	53,891		11,061,535
France - 11.9%
BNP Paribas	170,997		10,403,402
Cie Generale des Etablissements Michelin	16,127		2,414,134
Klepierre	123,962	[a]	2,890,687
LVMH	22,465		14,966,427
Sanofi	101,737		10,051,613
Teleperformance	21,967		8,006,426
Vinci	41,881		4,290,586
			53,023,275
Germany - 8.2%
Allianz	27,081		6,893,050
Daimler	111,062		9,899,725
Deutsche Post	186,529		10,219,652
Evonik Industries	82,619		2,922,121
HeidelbergCement	73,377		6,665,372
			36,599,920
Hong Kong - 1.2%
Sun Hung Kai Properties	368,000		5,576,260
Ireland - .8%
ICON	17,844	[a,b]	3,504,026
Italy - 1.9%
Enel	845,884		8,424,786
Japan - 24.5%
Advantest	24,600		2,150,625
Casio Computer	170,200		3,204,940
ENEOS Holdings	615,400		2,787,850
Fujitsu	33,300		4,811,921
ITOCHU	166,600		5,397,103
Minebea Mitsumi	122,500		3,129,849
Mitsubishi Electric	427,600		6,512,959

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Japan - 24.5% (continued)
Mizuho Financial Group	418,400		6,042,191
Nintendo	14,800		8,261,802
Nippon Telegraph & Telephone	417,500		10,716,053
Ono Pharmaceutical	301,300		7,864,141
Recruit Holdings	92,500		4,512,012
Seven & i Holdings	84,200		3,393,855
Shionogi & Co.	86,700		4,660,541
Sony Group	128,100		13,414,491
Sumitomo Mitsui Financial Group	249,200		9,018,238
Tokyo Electron	12,700		5,366,746
Trend Micro	77,800		3,892,635
West Japan Railway	81,100		4,493,552
			109,631,504
Netherlands - 4.1%
ING Groep	177,203		2,167,832
Koninklijke Ahold Delhaize	273,540		7,618,534
NN Group	66,814		3,266,527
Royal Dutch Shell, Cl. B	291,012		5,355,875
			18,408,768
Portugal - .5%
Galp Energia	176,047	[a]	2,047,987
Singapore - 4.0%
Singapore Exchange	743,500		5,510,478
United Overseas Bank	638,400		12,258,305
			17,768,783
Spain - 4.5%
ACS Actividades de Construccion y Servicios	108,699		3,602,339
Enagas	185,889		4,037,212
Iberdrola	373,520	[a]	4,811,726
Industria de Diseno Textil	228,332		7,524,195
			19,975,472
Sweden - 4.3%
Epiroc, Cl. A	333,038		7,542,829
Essity, Cl. B	234,294		7,401,624
Swedish Match	53,134		4,148,047
			19,092,500
Switzerland - 10.9%
LafargeHolcim	77,093		4,530,228
Logitech International	54,500	[a]	5,716,690
Novartis	137,820		11,777,730
Roche Holding	40,741		13,166,522
Sonova Holding	26,322	[a]	6,973,527

Description		Shares		Value ($)
Common Stocks - 99.6% (continued)
Switzerland - 10.9% (continued)
STMicroelectronics		126,497		4,819,665
UBS Group		124,279		1,924,375
				48,908,737
United Kingdom - 13.9%
BAE Systems		319,026		2,221,037
Berkeley Group Holdings		48,442		2,964,459
Bunzl		87,634		2,806,468
Centrica		4,297,976	[a]	3,207,898
Diageo		97,288		4,009,554
Ferguson		51,393		6,141,312
GlaxoSmithKline		223,168		3,962,653
Legal & General Group		1,955,973		7,525,944
Melrose Industries		681,811		1,568,768
Rio Tinto		77,086		5,898,027
Tate & Lyle		443,114		4,686,648
Unilever		202,129		11,302,248
Vodafone Group		3,286,143		5,974,529
				62,269,545
Total Common Stocks (cost $400,374,403)				445,014,302

Exchange-Traded Funds - 1.2%
United States - 1.2%
iShares MSCI EAFE ETF (cost $5,212,056)		69,130		5,244,893
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,921,596)	0.06	1,921,596	[c]	1,921,596
Total Investments (cost $407,508,055)		101.2%		452,180,791
Liabilities, Less Cash and Receivables		(1.2%)		(5,475,702)
Net Assets		100.0%		446,705,089

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2021, the value of the fund’s securities on loan was $3,468,876 and the value of the collateral was $3,447,185, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	12.3
Capital Goods	12.1
Banks	8.9
Consumer Durables & Apparel	7.7
Materials	5.8
Utilities	4.9
Household & Personal Products	4.2
Insurance	4.0
Commercial & Professional Services	3.9
Telecommunication Services	3.7
Energy	3.4
Diversified Financials	3.3
Transportation	3.3
Food, Beverage & Tobacco	2.9
Semiconductors & Semiconductor Equipment	2.8
Automobiles & Components	2.8
Food & Staples Retailing	2.5
Software & Services	1.9
Real Estate	1.9
Media & Entertainment	1.8
Retailing	1.7
Investment Companies	1.6
Health Care Equipment & Services	1.6
Technology Hardware & Equipment	1.3
Consumer Services	.9
101.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/20($)	Purchases($)†	Sales ($)	Value 3/31/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	2,530,333	54,354,067	(54,962,804)	1,921,596.4		772
Investment of Cash Collateral for Securities Loaned: ††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,124,176	631,758	(1,755,934)	-	-	767†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	2,566,182	(2,566,182)	-	-	2,384†††
Total	3,654,509	57,552,007	(59,284,920)	1,921,596.4		3,923

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund SL Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securitites to financial statements.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities
British Pound	2,185,108	United States Dollar	3,012,696	4/6/2021	(250)
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	2,363,499	Swedish Krona	20,625,686	4/6/2021	1,678
Euro	7,801,569	United States Dollar	9,154,985	4/6/2021	(4,948)
Gross Unrealized Appreciation					1,678
Gross Unrealized Depreciation					(5,198)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,468,876)—Note 1(c):
Unaffiliated issuers	405,586,459	450,259,195
Affiliated issuers	1,921,596	1,921,596
Cash denominated in foreign currency	1,580,635	1,576,459
Receivable for investment securities sold		3,806,683
Dividends and securities lending income receivable		1,759,774
Tax reclaim receivable		1,685,140
Receivable for shares of Beneficial Interest subscribed		58,947
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,678
Prepaid expenses		49,408
		461,118,880
Liabilities ($):
Due to Mellon Investments Corporation and affiliates—Note 3(c)		309,999
Payable for investment securities purchased		13,624,325
Payable for shares of Beneficial Interest redeemed		321,098
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		5,198
Trustees’ fees and expenses payable		5,102
Other accrued expenses		148,069
		14,413,791
Net Assets ($)		446,705,089
Composition of Net Assets ($):
Paid-in capital		425,337,050
Total distributable earnings (loss)		21,368,039
Net Assets ($)		446,705,089

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	83,286,070	2,816,614	149,283,716	211,318,689
Shares Outstanding	1,952,074	64,904	3,429,569	4,857,581
Net Asset Value Per Share ($)	42.67	43.40	43.53	43.50

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $470,020 foreign taxes withheld at source):
Unaffiliated issuers	5,661,213
Affiliated issuers	772
Income from securities lending—Note 1(c)	3,151
Total Income	5,665,136
Expenses:
Investment advisory fee—Note 3(a)	1,761,456
Shareholder servicing costs—Note 3(c)	312,664
Administration fee—Note 3(a)	220,182
Professional fees	72,667
Custodian fees—Note 3(c)	53,686
Registration fees	31,763
Prospectus and shareholders’ reports	17,315
Trustees’ fees and expenses—Note 3(d)	16,684
Distribution fees—Note 3(b)	10,753
Chief Compliance Officer fees—Note 3(c)	7,642
Loan commitment fees—Note 2	7,098
Interest expense—Note 2	2,002
Miscellaneous	15,775
Total Expenses	2,529,687
Less—reduction in expenses due to undertaking—Note 3(a)	(525,944)
Net Expenses	2,003,743
Investment Income—Net	3,661,393
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	20,744,580
Net realized gain (loss) on forward foreign currency exchange contracts	(37,505)
Net Realized Gain (Loss)	20,707,075
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	58,273,835
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(3,520)
Net Change in Unrealized Appreciation (Depreciation)	58,270,315
Net Realized and Unrealized Gain (Loss) on Investments	78,977,390
Net Increase in Net Assets Resulting from Operations	82,638,783

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Operations ($):
Investment income—net	3,661,393	9,810,001
Net realized gain (loss) on investments	20,707,075	4,280,186
Net change in unrealized appreciation (depreciation) on investments	58,270,315	(24,725,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	82,638,783	(10,635,530)
Distributions ($):
Distributions to shareholders:
Class A	(1,749,965)	(2,680,089)
Class C	(37,411)	(79,259)
Class I	(3,448,407)	(4,855,475)
Class Y	(4,764,427)	(10,234,636)
Total Distributions	(10,000,210)	(17,849,459)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	4,027,767	14,629,167
Class C	75,212	100,765
Class I	18,014,582	27,660,291
Class Y	8,818,686	11,771,539
Distributions reinvested:
Class A	1,507,242	1,964,516
Class C	35,777	62,831
Class I	3,321,944	4,607,773
Class Y	4,764,401	10,234,606
Cost of shares redeemed:
Class A	(8,594,949)	(40,768,817)
Class C	(510,347)	(2,176,640)
Class I	(27,277,829)	(75,015,447)
Class Y	(46,280,531)	(147,742,713)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(42,098,045)	(194,672,129)
Total Increase (Decrease) in Net Assets	30,540,528	(223,157,118)
Net Assets ($):
Beginning of Period	416,164,561	639,321,679
End of Period	446,705,089	416,164,561

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2021 (Unaudited)	Year Ended September 30, 2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	98,742	426,359
Shares issued for distributions reinvested	36,816	50,231
Shares redeemed	(215,079)	(1,165,962)
Net Increase (Decrease) in Shares Outstanding	(79,521)	(689,372)
Class Ca
Shares sold	1,778	2,897
Shares issued for distributions reinvested	858	1,578
Shares redeemed	(12,340)	(59,083)
Net Increase (Decrease) in Shares Outstanding	(9,704)	(54,608)
Class Ib
Shares sold	436,048	782,892
Shares issued for distributions reinvested	79,587	115,773
Shares redeemed	(657,551)	(2,060,959)
Net Increase (Decrease) in Shares Outstanding	(141,916)	(1,162,294)
Class Y
Shares sold	219,141	311,129
Shares issued for distributions reinvested	114,199	257,345
Shares redeemed	(1,140,806)	(4,346,993)
Net Increase (Decrease) in Shares Outstanding	(807,466)	(3,778,519)

[a]

During the period ended March 31, 2021, 84 Class C shares representing $3,491 were automatically converted to 85 Class A shares and during the period ended September 30, 2020, 141 Class C shares representing $5,050 were automatically converted to 143 Class A shares.

[b]	During the period ended September 30, 2020, 113 Class A shares representing $4,200 were exchanged for 111 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2021	Year Ended September 30,
Class A Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	36.12	36.99	39.86	39.51	33.37	32.37
Investment Operations:
Investment income—net[a]	.30	.59	.89	.63	.52	.58
Net realized and unrealized gain (loss) on investments	7.15	(.44)	(3.06)	.34	6.18	.74
Total from Investment Operations	7.45	.15	(2.17)	.97	6.70	1.32
Distributions:
Dividends from investment income—net	(.90)	(1.02)	(.70)	(.62)	(.56)	(.32)
Net asset value, end of period	42.67	36.12	36.99	39.86	39.51	33.37
Total Return (%)[b]	20.73[c]	.20	(5.22)	2.44	20.47	4.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.40[d]	1.64	1.64	1.56	1.64	1.59
Ratio of net expenses to average net assets	1.12[d]	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.47[d]	1.63	2.45	1.55	1.50	1.79
Portfolio Turnover Rate	33.09[c]	63.59	63.16	54.84	90.15	79.90
Net Assets, end of period ($ x 1,000)	83,286	73,381	100,661	132,208	153,146	156,949

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2021	Year Ended September 30,
Class C Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	36.54	37.37	40.13	39.63	33.43	32.46
Investment Operations:
Investment income—net[a]	.13	.28	.57	.25	.26	.31
Net realized and unrealized gain (loss) on investments	7.26	(.44)	(3.00)	.40	6.20	.75
Total from Investment Operations	7.39	(.16)	(2.43)	.65	6.46	1.06
Distributions:
Dividends from investment income—net	(.53)	(.67)	(.33)	(.15)	(.26)	(.09)
Net asset value, end of period	43.40	36.54	37.37	40.13	39.63	33.43
Total Return (%)[b]	20.31[c]	(.60)	(5.94)	1.63	19.52	3.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.18[d]	2.15	2.11	2.06	2.13	2.16
Ratio of net expenses to average net assets	1.90[d]	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.62[d]	.77	1.55	.63	.75	.95
Portfolio Turnover Rate	33.09[c]	63.59	63.16	54.84	90.15	79.90
Net Assets, end of period ($ x 1,000)	2,817	2,726	4,829	7,297	11,985	15,582

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended
	March 31, 2021	Year Ended September 30,
Class I Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	36.83	37.67	40.54	40.12	33.82	32.74
Investment Operations:
Investment income—net[a]	.35	.69	1.01	.78	.67	.66
Net realized and unrealized gain (loss) on investments	7.31	(.44)	(3.11)	.32	6.22	.77
Total from Investment Operations	7.66	.25	(2.10)	1.10	6.89	1.43
Distributions:
Dividends from investment income—net	(.96)	(1.09)	(.77)	(.68)	(.59)	(.35)
Net asset value, end of period	43.53	36.83	37.67	40.54	40.12	33.82
Total Return (%)	20.96[b]	.43	(4.94)	2.71	20.80	4.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.20[c]	1.19	1.15	1.10	1.19	1.18
Ratio of net expenses to average net assets	.85[c]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.72[c]	1.88	2.75	1.91	1.89	1.99
Portfolio Turnover Rate	33.09[b]	63.59	63.16	54.84	90.15	79.90
Net Assets, end of period ($ x 1,000)	149,284	131,536	178,310	223,699	187,558	139,214

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2021	Year Ended September 30,
Class Y Shares	(Unaudited)	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	36.81	37.65	40.52	40.10	33.80	32.73
Investment Operations:
Investment income—net[a]	.35	.67	1.00	.76	.67	.62
Net realized and unrealized gain (loss) on investments	7.30	(.42)	(3.10)	.34	6.22	.80
Total from Investment Operations	7.65	.25	(2.10)	1.10	6.89	1.42
Distributions:
Dividends from investment income—net	(.96)	(1.09)	(.77)	(.68)	(.59)	(.35)
Net asset value, end of period	43.50	36.81	37.65	40.52	40.10	33.80
Total Return (%)	20.94[b]	.43	(4.94)	2.71	20.81	4.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[c]	.98	.96	.95	.99	1.00
Ratio of net expenses to average net assets	.85[c]	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.71[c]	1.83	2.70	1.86	1.87	1.89
Portfolio Turnover Rate	33.09[b]	63.59	63.16	54.84	90.15	79.90
Net Assets, end of period ($ x 1,000)	211,319	208,521	355,521	381,613	350,889	260,069

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Core Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Stock Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. Mellon Investments Corporation (“Mellon”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Investment Adviser, Inc. (the “Administrator”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon, serves as the fund’s Administrator.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments as employees of Mellon, the fund’s investment adviser, will become employees of Newton Investment Management North America, LLC (“Newton”), which, like Mellon, will be an affiliate of Administrator, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the Trust’s Board of Trustees (the “Board”), Administrator will assume responsibility for managing the fund pursuant to an investment advisory agreement with the fund and will engage Newton to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between Administrator and Newton. As the fund’s sub-adviser, Newton will provide the day-to-day management of the fund’s investments, which Mellon is currently providing, subject to Administrator’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the investment advisory and administration fees payable by the fund as a result of Administrator assuming responsibility for managing the fund and the engagement of Newton as the fund’s sub-adviser. Administrator (and not the fund) will pay Newton for its sub-advisory services.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Administrator, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	445,014,302	-	-	445,014,302

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Exchange-Traded Funds	5,244,893	-	-	5,244,893
Investment Companies	1,921,596	-	-	1,921,596
Other Financial Instruments:
Forward Foreign Currency Exchange contracts††	-	1,678	-	1,678
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange contracts††	-	(5,198)	-	(5,198)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of March 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Administrator, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At March 31, 2021, the market value of the collateral was 99.4% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Administrator, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2021, The Bank of New York Mellon earned $505 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Administrator are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At March 31, 2021, BNY Mellon Diversified International Fund, an affiliate of the fund, held 4,824,360 Class Y shares representing approximately 47.0% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

As of and during the period ended March 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $46,076,171 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2020. The fund has $11,987,810 of short-term capital losses and $34,088,361 of long-term capital losses which can be carried forward for an unlimited period.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $35,278,241 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. The acquired fund had these capital losses which can be carried forward for an unlimited period but are also subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2020 was as follows: ordinary income $17,849,459. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Administrator in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2021 was approximately $319,231 with a related weighted average annualized interest rate of 1.26%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Mellon, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The investment advisory fee rate during the period ended March 31, 2021 was .80%.

The Administrator and Mellon have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, .85% for Class I shares and .85% for Class Y shares of the value of the respective class’ average daily net assets. This expense limitation agreement will continue in effect, with respect to each class, except Class Y shares, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, the expense limitation agreement will continue until February 1, 2022, after which the expense limitation agreement may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $525,944 during the period ended March 31, 2021.

The fund compensates the Administrator under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $220,182 during the period ended March 31, 2021.

During the period ended March 31, 2021, the Distributor retained $698 from commissions earned on sales of the fund’s Class A shares.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2021, Class C shares were charged $10,753 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2021, Class A and Class C shares were charged $99,526 and $3,584, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Administrator, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2021, the fund was charged $19,576 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

During the period ended March 31, 2021, the fund was charged $53,686 pursuant to the custody agreement.

During the period ended March 31, 2021, the fund was charged $7,642 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to Mellon Investments Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $304,748, administration fees of $38,093, Distribution Plan fees of $1,793, Shareholder Services Plan fees of $18,168, custodian fees of $36,305, Chief Compliance Officer fees of $3,931 and transfer agency fees of $6,840, which are offset against an expense reimbursement currently in effect in the amount of $99,879.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2021, amounted to $141,624,602 and $177,476,258, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at March 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At March 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,678	(5,198)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,678	(5,198)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,678	(5,198)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Merrill Lynch, Pierce, Fenner & Smith	1,678		(1,678)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
J.P. Morgan Securities	(250)		-	-	(250)
Merrill Lynch, Pierce, Fenner & Smith	(4,948)		1,678	-	(3,270)
Total	(5,198)		1,678	-	(3,520)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2021:

Average Market Value ($)
Forward contracts	3,231,140

At March 31, 2021, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $44,669,216, consisting of $67,580,543 gross unrealized appreciation and $22,911,327 gross unrealized depreciation.

At March 31, 2021, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on November 2-3, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement with Mellon Investments Corporation (“Mellon”), pursuant to which Mellon provides the fund with investment advisory services, and the fund’s Administration Agreement with BNY Mellon Investment Adviser, Inc. (the “Administrator”), pursuant to which the Administrator provides the fund with administrative services (together, the “Agreements”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Mellon and the Administrator. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Administrator regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Administrator provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Administrator also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Administrator) and Mellon’s and the Administrator’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Administrator provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Administrator’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional international large-cap core funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional international large-cap core funds (the

“Performance Universe”), all for various periods ended September 30, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional international large-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Administrator previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Administrator stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of Mellon and the Administrator the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except the two- and three-year periods when it was below the Performance Group median, and above the Performance Universe median for all periods except the two-, three- and five-year periods when it was below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Universe median in certain periods when performance was below median. The Administrator also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fee pursuant to the Agreements) payable by the fund to Mellon and the Administrator in light of the nature, extent and quality of the management services provided by Mellon and the Administrator. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory and administration fees paid to Mellon and the Administrator, respectively. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and Expense Universe median total expenses.

Representatives of the Administrator stated that the Administrator and Mellon have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund so that the direct expenses of Class A shares, Class C shares, Class I shares and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

borrowings and extraordinary expenses) do not exceed 1.12%, 1.90%, .85% and .85%, respectively, of the fund’s average daily net assets. With respect to Class A, C and I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until February 1, 2022, after which the expense limitation can be terminated at any time.

Representatives of the Administrator reviewed with the Board the management or investment advisory fees paid to Mellon for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Administrator noted that there were no other funds advised or administered by the Administrator that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Administrator reviewed the expenses allocated and profit received by Mellon, the Administrator and their affiliates and the resulting profitability percentage for providing services to the fund and the aggregate profitability percentage for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided. The Board also considered the expense limitation arrangement and its effect on the profitability of Mellon, the Administrator and their affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Administrator’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Mellon and the Administrator, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Administrator stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Administrator or Mellon may have realized any economies of scale would be less. Representatives of the Administrator also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Administrator or Mellon from acting as administrator or investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Mellon and the Administrator are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to Mellon and the Administrator continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to Mellon, the Administrator and their affiliates in connection with the management of the fund had been adequately considered by Mellon and the Administrator in connection with the fee rates charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Administrator, Mellon and their affiliates, of the Administrator and the services provided to the fund by Mellon and the Administrator. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Administrator and Mellon. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon International Core Equity Fund

240 Greenwich Street
New York, NY 10286

Investment Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0720SA0321

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo
       David DiPetrillo
       President (Principal Executive Officer)

Date: May 26, 2021

By: /s/ James Windels
       James Windels
       Treasurer (Principal Financial Officer)

Date: May 26, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)